EXHIBIT 32.1


                                CERTIFICATION PURSUANT TO
                    SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                                 (18 U.S.C. SECTION 1350)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of On The Go Healthcare, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Annual Report for the year ended July 31, 2005 (the "Form 10-KSB") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/  Stuart Turk
-------------------------------------
By:  Stuart Turk
Chief  Executive  Officer

October 31, 2005



 /s/ Evan Schwartzberg
-------------------------------------
By: Evan Schwartzberg
Chief Financial and Accounting Officer

October 31, 2005

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